EXHIBIT 10.30

                             SECURED PROMISSORY NOTE

$225,000                                                          April 3, 1998


     FOR VALUE RECEIVED, the undersigned, Timothy M. Keaten ("Borrower"), hereby promises to pay to EMCON, a California corporation ("Lender"), or order, the principal sum of Two Hundred Twenty-Five Thousand Dollars ($225,000), together with accrued interest as provided herein.

A. Interest. Interest shall accrue with respect to the principal sum hereunder at the per annum rate equal to eight percent (8.0%). Interest payable hereunder shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed. Interest shall be due and payable in arrears on the first day of each third calendar month, commencing with the first month after the date hereof.

B.       Payment.

         1. Scheduled Payment. The principal indebtedness plus accrued interest thereon shall be payable in full on the third anniversary of the date hereof (the "Payment Date").

         2. Optional Prepayment. Borrower shall have the right at any time and from time to time to prepay, in whole or in part, the principal of this Note, without payment of any premium or penalty. Any principal prepayment shall be accompanied by a payment of all interest accrued on the amount prepaid through the date of such prepayment.

         3. Form of Payment. Principal and interest and all other amounts due hereunder are to be paid in lawful money of the United States of America in federal or other immediately available funds. At the option of Borrower, on the Payment Due Date, Borrower may assign all right, title and interest to the Collateral (as defined herein) to Lender and Lender shall apply the Fair Market Value (as defined in this Section B(3)) of the Collateral to the Secured Obligations (as defined herein), provided that Lender's securities are listed on the Nasdaq National Market on the Payment Date. For the purposes of this Section B, the term "Fair Market Value" shall mean the average of the closing prices of Lender Common Stock for the seven trading days preceding the Payment Date, as reported on the Nasdaq National Market. If the Fair Market Value of the Collateral is insufficient to pay the full amount of the Secured Obligations, Borrower shall be liable for the deficiency as set forth above.

C.       Security Interest.

         1. Grant of Security Interest. Borrower grants to Lender a security interest in the Collateral, as defined herein, to secure the payment of all of the indebtedness hereunder (the "Secured Obligations"). Notwithstanding the foregoing, Borrower acknowledges that this Note is a full recourse note and that the undersigned is liable for full payment of this Note without regard to the value at any time or from time to time of the Collateral. In the event of any default in the payment of this Note, the Company shall have and may exercise any and all remedies of a secured party under the California Commercial Code, and any other remedies available at law or in equity, with respect to the Collateral.

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         2.  Representations  and  Warranties  Regarding  Collateral.   Borrower
represents and warrants to Lender that Borrower is the true and lawful owner of the Collateral, having good and marketable title thereto, free and clear of any and all Liens other than the Lien and security interest granted to Lender hereunder. Borrower shall not create or assume any such Lien on or against any of the Collateral except as created or permitted by this Note, and Borrower shall promptly notify Lender of any such other Lien against the Collateral and shall defend the Collateral against, and take all such action as may be necessary to remove or discharge, any such Lien.

         3. Perfection of Security Interest. Borrower agrees to take all actions requested by Lender and reasonably necessary to perfect, to continue the perfection of, and to otherwise give notice of, the Lien granted hereunder, including, but not limited to, execution of financing statements.

D.       Events of Default.

         1. Definition of Event of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder, provided that Borrower has been provided written notice of such Event of Default and has not cured such Event of Default with twenty (20) days of receipt of such notice:

                  (i) Borrower's breach of the obligation to pay any amount payable hereunder on the date that it is due and payable;

                  (ii) Borrower's institution of proceedings against it, or Borrower's filing of a petition or answer or consent seeking reorganization or release, under the federal Bankruptcy Code, or any other applicable federal or state law relating to creditor rights and remedies, or Borrower's consent to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Borrower or of any substantial part of its property, or Borrower's making of an assignment for the benefit of creditors, or the taking of action in furtherance of such action;

                  (iii) the creation (whether voluntary or involuntary) of, or any attempt to create, any Lien upon any of the Collateral, or the making or any attempt to make any levy, seizure or attachment thereof and such Lien, levy, seizure, or attachment has not been removed, discharged or rescinded within ten
(10) days, provided that the Fair Market Value (as defined in Section D(2)(a) below) of the Collateral is less than 110% of the aggregate amount of the Secured Obligations;

                  (iv) the entry of any judgment or order against Borrower which remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution, provided that the Fair Market Value (as defined in Section D(2)(a) below) of the Collateral is less than 110% of the aggregate amount of the Secured Obligations.

                  (v) Borrower's breach of any representation, warranty, covenant or agreement of Borrower set forth in the Agreement and Plan of Reorganization by and among Lender, Borrower, Advanced Analytical Solutions, Inc. ("A2S"), the Shareholders of A2S and Advanced Analytical Solutions Delaware, Inc. dated April 3, 1998.

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         2.       Rights and Remedies on Event of Default.

                  (a) During the continuance of an Event of Default and prior to Lender invoking its rights set forth below, Lender agrees that upon assignment by Borrower to Lender of all of Borrower's right, title and interest to the Collateral, Lender shall apply the Fair Market Value (as defined in this Section D(2)(a)) of the Collateral to the Secured Obligations as payment for such Secured Obligations. For the purposes of this Section D, the term "Fair Market Value" shall mean shall mean the average of the closing prices of Lender Common Stock for the seven trading days preceding the initial date the Event of Default first occurred, as reported on the Nasdaq National Market. If the Fair Market Value of the Collateral is insufficient to cover the full amount of the Secured Obligations, Borrower shall be liable for the deficiency and Lender shall be entitled to fully exercise its rights set forth below. Notwithstanding the foregoing, in the event that Lender's securities are not listed on the Nasdaq National Market at the time of an Event of Default, this Section D(2)(a) shall have no effect and Lender shall be entitled to fully exercise its rights set forth below.

                  (b) During the continuance of an Event of Default, Lender shall have the right, itself or through any of its agents, with or without notice (except as provided in Section D(1) above) to Borrower (as provided below), as to any or all of the Collateral, by any available judicial procedure, or without judicial process (provided, however, that it is in compliance with the UCC), to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, Lender shall have the right to sell or otherwise dispose of all or any part of the Collateral, either at public or private sale, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as Lender, in its sole discretion, may deem advisable, and it shall have the right to purchase at any such sale. Borrower agrees that a notice sent at least fifteen (15) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made shall be reasonable notice of such sale or other disposition. The proceeds of any such sale, or other Collateral disposition shall be applied, first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to Lender's reasonable attorneys' fees and legal expenses, and then to the Secured Obligations and to the payment of any other amounts required by applicable law, after which Lender shall account to Borrower for any surplus proceeds. If, upon the sale or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Lender is legally entitled, Borrower shall be liable for the deficiency, together with interest thereon at the Default Rate, and the reasonable fees of any attorneys Lender employs to collect such deficiency. To the extent permitted by applicable law, Borrower waives all claims, damages and demands against Lender arising out of the retention or sale or lease of the Collateral or other exercise of Lender's rights and remedies with respect thereto.

                  (c) To the extent permitted by law, Borrower covenants that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisal of the Collateral or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or the decree, judgment or order of any court of competent jurisdiction; or, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and, to the full extent legally permitted, hereby expressly waives all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or

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laws or otherwise  hinder, delay or impede  the  execution of any power herein granted and delegated to Lender, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

                  (d) Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all Borrower's right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the Collateral sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against all persons and entities claiming the Collateral sold or any part thereof under, by or through Borrower, its successors or assigns.

                  (e) Borrower appoints Lender, and any officer, employee or agent of Lender, with full power of substitution, as Borrower's true and lawful attorney-in-fact, effective as of the date hereof, with power, in its own name or in the name of Borrower, during the continuance of an Event of Default, to endorse any notes, checks, drafts, money orders, or other instruments of payment in respect of the Collateral that may come into Lender's possession, to sign and endorse any drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; to pay or discharge taxes or Liens at any time levied or placed on or threatened against the Collateral; to demand, collect, issue receipt for, compromise, settle and sue for monies due in respect of the Collateral; to notify persons and entities obligated with respect to the Collateral to make payments directly to Lender; and, generally, to do, at Lender's option and at Borrower's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve and realize upon the Collateral and Lender's security interest therein to effect the intent of this Note, all as fully and effectually as Borrower might or could do; and Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable as long as any of the Secured Obligations are outstanding.

                  (f) All of Lender's rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

E.       Other Provisions.

         1. Definitions. As used herein, the following terms shall have the following meanings:

         "Collateral" means all of Borrower's right, title and interest in 55,944 shares of the capital stock of EMCON, a California corporation, owned beneficially and of record by borrower.

         "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge, claim or other encumbrance of any kind (including any conditional sale or other title retention agreement, and any agreement to give any security interest) and any agreement to give or refrain from giving a lien, mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge, claim or other encumbrance of any kind.

         "UCC" means the Uniform Commercial Code in effect from time to time in the relevant jurisdiction.

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         2. Governing Law; Venue. This Note shall be governed by the laws of the
State of California, without giving effect to conflicts of law principles. Borrower and Lender agree that all actions or proceedings arising in connection with this Note shall be tried and litigated only in the state and federal courts located in the County of San Mateo, State of California or, at Lender's option, any court in which Lender determines it is necessary or appropriate to initiate legal or equitable proceedings in order to exercise, preserve, protect or defend any of its rights and remedies under this Note or otherwise or to exercise, preserve, protect or defend its Lien, and the priority thereof, against the Collateral, and which has subject matter jurisdiction over the matter in controversy. Borrower waives any right it may have to assert the doctrine of forum non conveniens or to object to such venue, and consents to any court ordered relief. Borrower waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be promptly served and shall confer personal jurisdiction if served by registered or certified mail to Borrower. If Borrower fails to appear or answer any summons, complaint, process or papers so served within thirty (30) days after the mailing or other service thereof, it shall be deemed in default and an order of judgment may be entered against it as demanded or prayed for in such summons, complaint, process or papers. The choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this Note to enforce the same, in any appropriate jurisdiction.

         3. Notices. Any notice or communication required or desired to be served, given or delivered hereunder shall be in the form and manner specified below, and shall be addressed to the party to be notified as follows:

If to Lender:          EMCON
                       400 S. El Camino Real, Suite 200
                       San Mateo, California  94402
                       Attention: R. Michael Momboisse, Chief Financial Officer
                       Fax: (650) 375-0763
                       Phone: (650) 375-1522


If to Borrower:        Timothy M. Keaten
                       3048 East Clairton Drive
                       Highlands Ranch, Colorado 80126
                       Fax: (303) 292-3883
                       Phone: (303) 296-8880

or to such other address as each party designates to the other by notice in the manner herein prescribed. Notice shall be deemed given hereunder if (i) delivered personally or otherwise actually received, (ii) sent by overnight delivery service, (iii) mailed by first-class United States mail, postage prepaid, registered or certified, with return receipt requested, or (iv) sent via telecopy machine with a duplicate signed copy sent on the same day as provided in clause (ii) above. Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail, and notice telecopied as provided in clause
(iv) above shall be effective upon receipt of such telecopy if the duplicate signed copy is sent under clause (iv) above. Notice given in any other manner described in this section shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender unless expressly set forth in such notice.

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         4. Lender's Rights; Borrower Waivers. Lender's acceptance of partial or delinquent payment from Borrower hereunder, or Lender's failure to exercise any right hereunder, shall not constitute a waiver of any obligation of Borrower hereunder, or any right of Lender hereunder, and shall not affect in any way the right to require full performance at any time thereafter. Except as otherwise specifically provided herein, Borrower waives presentment, diligence, demand of payment, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, Lender need not produce or file the original of this Note, but need only file a photocopy of this Note certified by Lender be a true and correct copy of this Note in all material respects.

         5. Enforcement Costs. Borrower shall pay all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses Lender expends or incurs in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the holder hereunder.

         6. Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Note.

         7. Amendment Provisions. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Borrower and Lender.

         8. Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, Borrower and the holder hereof and their respective successors and assigns; provided, however, that Borrower's rights and obligations shall not be assigned or delegated without Lender's prior written consent, given in its sole discretion, and any purported assignment or delegation without such consent shall be void ab initio.

         9. Time of Essence. Time is of the essence of each and every provision of this Note.

         10. Headings. Section headings used in this Note have been set forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.

                                        BORROWER



                                        By_________________________________
                                          Timothy M. Keaten




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